UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 16, 2004


                       CCC INFORMATION SERVICES GROUP INC.

             (Exact name of registrant as specified in its chapter)

           Delaware                    000 - 28600               54-1242469
(State or other jurisdiction      (Commission File Number)     (IRS Employer
    of  incorporation)                                       Identification No.)


                           World Trade Center Chicago
                              444 Merchandise Mart
                             Chicago, Illinois 60654

                    (Address of Principal Executive Offices)

                        ---------------------------------

                                  312-222-4636

              (Registrant's telephone number, including area code)

                        ---------------------------------

ITEM 5. OTHER EVENTS
--------------------

     The company today announced the settlement of a dispute that had been pending between the company and certain of its insurers that had issued insurance policies to the company over the past several years. Under the terms of the settlement, which was signed on August 16, 2004, the insurers will pay the company approximately $4.75 million, and the parties have agreed to dismiss the legal proceedings relating to this matter and to provide mutual releases. The settlement involved a lawsuit filed by the company's insurers involving coverage in connection with the litigation involving the company's vehicle valuation product now known as CCC Valuescope Claim Services.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------

(a)  Financial Statements of Business Acquired

     Not Applicable.

(b)  Pro Forma Financial Information

     Not Applicable.

(c)  Exhibits

     99.1 Press Release issued August 16, 2004.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: August 16, 2004               CCC INFORMATION SERVICES GROUP INC.


                                     By:  /s/ Robert S. Guttman
                                          -----------------------
                                          Senior Vice President,
                                          General Counsel and Secretary





                                  EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION
------          -----------

99.1           Press Release issued August 16, 2004.